UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2005 (February 7, 2005)

COMMERCIAL VEHICLE GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50890	41-1990662

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6530 West Campus Way
New Albany, Ohio 43054
(Address of Principal Executive Offices, including Zip Code)

(614) 289-5360
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Registrant’s Form 8-K of February 7, 2005 that was filed in order to furnish to the Securities and Exchange Commission the press release regarding the Registrant’s earnings for the three months ended December 31, 2004. This press release, which is attached hereto as Exhibit 99.1, was referenced as Exhibit 99.1 in the aforementioned February 7, 2005 Form 8-K, but not included in that filing.

Item 2.02. Results of Operations and Financial Condition.

     On February 7, 2005, Commercial Vehicle Group, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three months ended December 31, 2004. The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K.

Item 7.01. Regulation FD Disclosure.

     The Registrant hereby furnishes the information set forth in the press release issued on February 7, 2005 a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including the Exhibit, the Registrant is furnishing in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilites of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

     99.1       Fourth quarter earnings press release dated February 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.
/s/ Chad M. Utrup
Date: February 17, 2005	By: Chad M. Utrup
	Title:	Vice President and Chief Financial Officer